EXHIBIT 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 2005, except for Note 23, for which the date is March 10, 2005, in the Registration Statement on Form S-8 of iBIZ Technology Corp.


                             /s/ Farber & Hass LLP
                             ---------------------
                             Camarillo, California
                             June 15, 2005